UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2010

BTU INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-17297	04-2781248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 667-4111

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 2.02         Results of Operations and Financial Condition.

On May 4, 2010, BTU International Inc. issued a news release to report its financial results for the quarter ended April 4, 2010.

ITEM 9.01         Financial Statements and Exhibits.

 (c) The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for  purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTU INTERNATIONAL, INC.
(Registrant)

Date:	May 4, 2010	By:	/s/ Peter J. Tallian
Peter J. Tallian
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	News release, dated May 4, 2010, of BTU International, Inc.